                                                   SCHEDULE 14A
                                                  (Rule 14a-101)
                                      Information Required in Proxy Statement

                            I.              SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement (definitive proxy to be filed on or about July 22, 2002)
[   ]    Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant toss. 240.14a-11(c) orss. 240.14a-12

                                                  FRONTIER AIRLINES, INC.
                                 (Name of Registrant as Specified in Its Charter)

                            (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11,

         1)       Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:
         3)       Per unit price or other  underlying  value of  transaction  computed  pursuant  to  Exchange  Act
                  Rule 0-11  (set forth  the  amount on which the  filing  fee is  calculated  and state how it was determined):
         4)       Proposed maximum aggregate value of transaction:
         5)       Total fee paid:

[   ]    Fee paid previously with preliminary materials

[   ]    Check box if any part of the fee is offset as provided by Exchange  act Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid  previously.  Identify the previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.
         1)       Amount Previously Paid:
         2)       Form, Schedule or Registration Statement No.:
         3)       Filing Party:
         4)       Date Filed:

                                              FRONTIER AIRLINES, INC.
                                                  7001 Tower Road
                                               Denver, CO 80249-7312

                                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF FRONTIER AIRLINES, INC.:

         The 2002 annual meeting of shareholders of Frontier Airlines, Inc., a Colorado corporation, will be held on Thursday, September 5, 2002 at 9:30 a.m. local time at the Doubletree Hotel, 3203 Quebec Street, Denver,
Colorado for the following purposes:

1.       To consider and vote upon a proposal to elect Samuel D. Addoms, D. Dale Browning, Paul S. Dempsey,
         William B. McNamara, B. LaRae Orullian, Jeff S. Potter, and James B. Upchurch to the Company's Board of
         Directors; and

2.       To transact any other business which properly comes before the meeting or any adjournment.

                  All shareholders of record on the Company's transfer books as of the close of business on
July 1, 2002 are entitled to vote at the meeting.  A complete list of shareholders entitled to vote at the annual meeting will be available for examination by any Company shareholder at 7001 Tower Road, Denver, Colorado
80249-7312 for purposes germane to the annual meeting, during normal business hours from July 8, 2002 until the annual meeting.

                  We invite you to be present at the meeting and look forward to seeing you there.  However, if you cannot attend please read the attached proxy statement carefully and SIGN, DATE AND PROMPTLY RETURN THE
ENCLOSED PROXY CARD AUTHORIZING REPRESENTATIVES OF THE COMPANY'S MANAGEMENT TO VOTE ON YOUR BEHALF AT THE MEETING.

                                                          By order of the Board of Directors

July 15, 2002                                             FRONTIER AIRLINES, INC.

                                                          David Sislowski
                                                          Secretary

                                              FRONTIER AIRLINES, INC.
                                                  7001 Tower Road
                                               Denver, CO 80249-7312

                                                  PROXY STATEMENT

                  This proxy statement and accompanying proxy card support a proxy solicitation on behalf of the
Board of Directors of Frontier Airlines, Inc. (the "Company") for use at the September 5, 2002 annual meeting of shareholders and at any adjournment of that meeting.  This proxy statement and form of proxy, together with the
Company's Annual Report on Form 10-K, will be sent by mail to shareholders beginning approximately July 22, 2002.

                  The proxy card, when properly signed, dated and returned to the Company, will be voted by the proxies at the annual meeting as directed.  Proxy cards returned without direction about business to be transacted at the meeting will be voted in favor of the election of Samuel D. Addoms, D. Dale Browning, Paul S.
Dempsey, William B. McNamara, B. LaRae Orullian, Jeff S. Potter and James B. Upchurch to the Board of Directors
of the Company.  The proxies will use their best judgment regarding other matters that properly come before the meeting.  The Company is not aware of any matters, other then those discussed in this proxy statement, which will be presented at the meeting.

                  The Company can conduct business at the meeting only if holders of a majority of the total outstanding shares of common stock entitled to vote are present, either in person or by proxy.  Abstentions will be counted in determining whether a quorum has been reached.  Broker-dealer non-votes will also be counted for quorum purposes.  Assuming a quorum exists, the affirmative vote of a majority of the shares present and entitled to vote, excluding abstentions, is necessary to elect directors and to approve any other matters to be voted on.

                  Under Securities and Exchange Commission rules, boxes are provided on the proxy card for shareholders to mark if they wish either to vote "for," or to "withhold authority" for all director nominees.  To withhold authority to vote for any individual nominee, the shareholder may strike a line through the nominee's name on the proxy card.

                                               REVOCABILITY OF PROXY

                  Execution of the enclosed form of proxy will not affect a shareholder's right to attend the meeting and vote in person.  Any shareholder giving a proxy may revoke it at any time before it is exercised by attending the meeting and voting in person or by providing notice of revocation to the corporate secretary of the
Company at the address set forth above.  Shareholders may vote all their eligible shares if they are personally present at the meeting.  When a shareholder votes at the meeting, his or her vote will revoke any proxy previously granted by the shareholder.

                                        EXPENSE AND MANNER OF SOLICITATION

                  In addition to solicitation by mail, proxies may be solicited in person or by telephone or telegram by directors and officers of the Company who will not receive compensation for their soliciting activities.  Brokers and other nominees will solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses of forwarding proxy material to beneficial owners.  The Company will bear all costs of the solicitation.

                                     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                                               OWNERS AND MANAGEMENT

                  As of July 1, 2002, the record date, 29,581,581 shares of the Company's common stock were outstanding and entitled to vote at the meeting.  Each share may cast one vote on each separate matter of business properly brought before the meeting.  Only shareholders of record at the close of business on July 1,
2002 may vote.

                  The following table sets forth certain information regarding beneficial ownership of the
Company's common stock as of July 1, 2002 by:  (i) each director and nominee for director of the Company;
(ii) each named executive officer listed in the Executive Compensation Table; (iii) all directors and executive officers as a group; and (iv) persons to the knowledge of the Company that beneficially own more than five percent of the Company's outstanding common stock

                                                                    Shares Beneficially       Percentage of
Name and Address of Beneficial Owner                                       Owned              Ownership (1)
------------------------------------                                       -----              -------------
Directors and Named Executive Officers:
---------------------------------------
Samuel D. Addoms                                                        348,678 (2)               1.18%
  7001 Tower Road
  Denver, CO  80249-7312

Paul S. Dempsey                                                          86,000 (3)                 *
  7001 Tower Road
  Denver, CO  80249-7312

B. LaRae Orullian                                                          35,225                   *
  7001 Tower Road
  Denver, CO  80249-7312

William B. McNamara                                                      20,000 (4)                 *
  7001 Tower Road
  Denver, CO  80249-7312

D. Dale Browning                                                         45,000                     *
  7001 Tower Road
  Denver, CO  80249-7312

James B. Upchurch                                                        88,500 (5)                 *
  7001 Tower Road
  Denver, CO  80249-7312

William F. McKinney                                                       6,179 (6)                 *
  7001 Tower Road
  Denver, Co  80249-7312

Arthur T. Voss                                                          107,645 (7)                 *
  7001 Tower Road
  Denver, CO  80249-7312

Ann E. Block                                                             27,891 (8)                 *
  7001 Tower Road
  Denver, CO  80249-7312

Jeff S. Potter                                                           29,707 (9)                 *
  7001 Tower Road
  Denver, CO  80249-7312

All directors and executive officers                                    933,451 (10)              3.16%
as a group (17 persons)

Five Percent and Greater Shareholders:
-------------------------------------
FMR Corp.                                                             3,142,336 (11)             10.62%
Edward C. Johnson 3d
Abigail P. Johnson
Fidelity Management & Research Company
82 Devonshire Street
Boston, Massachusetts 02019

Lord, Abbett & Co.                                                    1,494,996 (12)              5.05%
90 Hudson Street
Jersey City, New Jersey 07302

-------------------------------------------------------------------------------------------------------------------

*        Less than 1%
(1)      Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.  A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from
         July 15, 2002 upon the exercise of options, warrants or convertible securities that are held by such person (but not those held by any other person).  This table assumes a base of 29,581,581 shares of common stock outstanding as of July 1, 2002, before any consideration is given to other outstanding options, warrants or convertible securities.
(2)      Includes 215,416 shares held under option, all of which are currently exercisable, and 5,262 vested shares allocated under the Company's Employee Stock Ownership Plan ("ESOP").
(3)      Includes 22,500 shares held under option, all of which are currently exercisable.
(4)      Includes 17,500 shares held under option, all of which are currently exercisable.
(5)      Includes 45,000 shares held under option, all of which are currently exercisable.
(6)      Includes 6,000 shares held under option, all of which are currently exercisable, and 179 vested shares allocated under the ESOP.
(7)      Includes 63,406 shares held under option, all of which are currently exercisable, 38,000 owned shares, and 6,239 vested shares allocated under the ESOP.  Of these, 3,000 owned shares and 1,836 vested ESOP shares are owned by Mr. Voss's wife, as to which Mr. Voss disclaims beneficial ownership. Mr. Voss retired as of March 31, 2002.
(8)      Includes 27,000 shares held under option, all of which are currently exercisable, and 891 vested shares allocated under the ESOP.
(9)      Includes 8,000 shares held under option, all of which are currently exercisable, and 4,207 vested shares allocated under the ESOP.
(10)     Includes 404,773 owned shares, 506,072 shares held under option which are exercisable within 60 days, and 22,606 vested shares allocated under the ESOP.
(11)     Reflects beneficial ownership as of April 30, 2002.  Information with respect to FMR Corp., Edward C.
         Johnson 3d, Abigail P. Johnson and Fidelity Management & Research Company is based on Schedule 13G dated
         May 10, 2002, as filed with the Securities and Exchange Commission.
(12)     Reflects beneficial ownership as of January 16, 2002.  Information with respect to Lord, Abbett & Co. is based on Schedule 13G dated January 16, 2002, as filed with the Securities and Exchange Commission.

                                         DIRECTORS AND EXECUTIVE OFFICERS

                  The following table contains the name, age and position with the Company of each executive officer as of July 1, 2002, each director of the Company, and each nominee for director of the Company.  Their respective backgrounds are described following the table.  Each of the officers devotes his or her full-time efforts to the affairs of the Company.

               Name                         Age                       Position
               ----                         ---                       --------
          Jeff S. Potter                     42     President, Chief Executive Officer; Director; Nominee
                                                    for Director
          Ann E. Block                       52     Vice President - Human Resources and In-Flight
                                                    Services
          Michael J. Bowers                  45     Vice President - Station Operations & Customer Service
          Elise R. Eberwein                  37     Vice President - Communications
          Ronald L. McClellan                53     Vice President - Maintenance and Engineering
          William F. McKinney                62     Vice President - Flight Operations
          Sean E. Menke                      33     Vice President - Marketing & Planning
          Elissa A. Potucek                  45     Vice President, Controller and Treasurer
          David Sislowski                    50     Vice President - Administration and General Counsel;
                                                    Secretary
          Paul H. Tate                       51     Vice President - Chief Financial Officer
          Samuel D. Addoms                   62     Chairman, Board of Directors; Nominee for Director
          D. Dale Browning                   65     Director; Nominee for Director
          Paul S. Dempsey                    51     Director; Vice Chair; Nominee for Director
          William B. McNamara                69     Director; Nominee for Director
          B. LaRae Orullian                  69     Director; Vice Chair; Nominee for Director
          James B. Upchurch                  43     Director; Nominee for Director

                  Jeff S. Potter rejoined the Company as Executive Vice President & Chief Operating Officer in
May 2001, and was appointed to the Board of Directors in that same month.  He was appointed President of the
Company in August 2001, and became President and Chief Executive Officer of the Company upon Mr. Addoms'
retirement in April 2002.  Before re-joining the Company in May 2001, he served as Chief Executive Officer of
Vanguard Airlines from May 2000 to April 2001.  Prior to working for Vanguard Airlines, he was Vice President of
Marketing for the Company from 1995 to April 2000.  He has over 18 years of airline and airline related experience, including regional director of commercial marketing for McDonnell Douglas Corporation and various positions with Pacific Southwest Airlines, Continental Airlines, Northwest Airlines, and the former Frontier
Airlines.

                  Ann E. Block has been Vice President-Human Resources since March 1999 and Vice President-Human
Resources and In-Flight Services since June 2000.  Before joining the Company she served as Director-Human
Resources Strategy and Services for BlueCross BlueShield of Colorado.  From 1971 to 1996, she served in various capacities with Public Service Company of Colorado.  From 1996-1997, she served as Director-Total Compensation for HR Source, Inc.

                  Michael J. Bowers has been Vice President-Station Operations & Customer Service since August
2000.  From October 1990 until August 2000 he held the position of Regional Director for Customer Service for
Horizon Air.  Prior to that he was the Customer Service Manager at several stations for Alaska Airlines.

                  Elise R. Eberwein has served as Vice President-Communications of the Company since June 2000.
Prior to this appointment, she served as Director-Corporate Communications since joining the Company in 1998.
From 1997 through 1998, she served as Director-Corporate Communications for Western Pacific Airlines.  Between
1986 and 1997, she served in various positions with Trans World Airlines, Inc., including Director, Communication
Support Services, Sales Promotion Manager, In-Flight Services New Hire Supervisor, Flight Service Manager and
Flight Attendant.

                  Ronald L. McClellan has been Vice President-Maintenance and Engineering for the Company since
January 2002.  He has over 30 years of aviation and maintenance experience.  Prior to joining the Company, Mr.
McClellan was the Vice President of Maintenance and Engineering with Kansas City based Vanguard Airlines for five years.  He was the managing director of aircraft acquisitions at TransWorld Airlines and held a number of key aircraft maintenance positions at Continental Airlines, People Express Airlines and New Jersey based Executive
Air Fleet.  Mr. McClellan served two terms in the United States Air Force, including service as a crew chief with the USAF Thunderbirds from 1973 to 1975.

                  William F. McKinney has served as Vice President-Flight Operations since April 2001.  Prior to coming to the Company he was Vice President-Operations for Vanguard Airlines, a position he held from March 1996 to April 2001.  Prior to Vanguard Airlines he held a variety of positions with Trans World Airlines ranging from pilot to General Manager-Flying, Western Region (Chief Pilot), from 1967 to 1996.

                  Sean E. Menke has served as Vice President-Marketing & Planning of the Company since June
2000.  Prior to this appointment and since joining the Company in January 1999, he served as Director-Planning and Scheduling.  He joined Frontier Airlines from United Airlines, where he served as Senior Planner, Domestic
Scheduling.  From 1995 through 1998, he was employed by Western Pacific Airlines as Director, Planning and
Manager of Economic Analysis.  Between 1992 and 1995, he held various positions with America West Airlines, including Senior Analyst, Market Development; Economic Analyst and Customer Service Supervisor.

                  Elissa A. Potucek has been Controller/Treasurer of the Company since June 1995 and Vice
President since September 1996.  From 1991 to 1995 she was Controller of Richardson Operating Company and
Richardson Production Company, an oil and gas company based in Denver, Colorado. She served from 1990 to 1991 as
Controller of Coral Companies, Inc., Denver, Colorado, having earlier held accounting positions with US West
Paging, Inc. (1988-1989), Denver, Colorado, and KPMG Peat Marwick LLP (1985-1988), Denver, Colorado.

                  David Sislowski joined the Company in April 2002 as Vice President-Administration, General
Counsel and Secretary.  Prior to joining the Company, he was general counsel at a number of Denver-based asset finance institutions.  From 1993 to 1999, he served as Vice President & Operations Manager and Corporate Counsel
for MetLife Capital Corporation in Bellevue, Washington.  He was in private practice with two Seattle-based law firms from 1988 to 1993, where his practice concentrated on aircraft finance and asset-based structured finance.
He has almost 15 years of experience in structured finance and asset-based finance, with an emphasis in aircraft finance, and almost 5 years of experience as general counsel.

                  Paul H. Tate joined the Company as Chief Financial Officer in October 2001.  Prior to joining the Company he was Executive Vice President & Chief Financial Officer for Colgan Air, Inc., a U.S. Airways
express carrier. His 20 years of aviation experience includes positions with Atlantic Coast Airlines Holdings,
Inc., where he served as Senior Vice President-Finance and Chief Financial Officer; Reno Air, Inc., where he served as Vice President-Finance and Chief Financial Officer; and Midway Airlines, Inc., where he served as Vice
President-Information Systems and Vice President/Controller.

                  Samuel D. Addoms became Chairman of the Board of the Company in 2001, having previously served as President, Chief Executive Officer, and Chief Financial Officer of the Company and as Executive Vice
President, Treasurer and a director of the Company during its early development in 1993 through September 1994, when he was elected to the position of President.  He was elected Chief Executive Officer effective January 1,
1995, and assumed the position of Chief Financial Officer upon resignation of the Company's prior Chief Financial
Officer on June 30, 2001.  He retired from his executive positions in April 2002.  His 40 years of management experience include positions as President and Vice President-Finance of Monfort of Colorado, President of the
Denver National Bank and Vice President of the Continental Illinois National Bank in Chicago.

                  Paul S. Dempsey has been a director of the Company since July 1994 and Vice-Chair of the Board of Directors since 1996.  Professor Dempsey is Tomlinson Professor of Global Governance in Air & Space Law, and
Director of the Institute of Air & Space Law at McGill University in Montreal, Canada.  Dr. Dempsey previously served as Professor of Law and Director of the Transportation Law Program at the University of Denver in Colorado
and Director of the National Center for Intermodal Transportation.  He served as Legal Advisor to the Chairman,
U.S. Interstate Commerce Commission, in 1981 and 1982; Attorney-Advisor to the former Civil Aeronautics Board's
Office of General Counsel, and its Bureau of Pricing and Domestic Aviation, 1977-1979; and Attorney-Advisor to
the Interstate Commerce Commission's Office of Proceedings, 1975-1977.  Dr. Dempsey holds the following degrees:
A.B.J., J.D., University of Georgia; LL.M., George Washington University; and D.C.L., McGill University.  A
Fulbright Scholar, he has authored in excess of 50 law review articles, numerous editorials for the news media and various books on topics relating to air transportation.

                  B. LaRae Orullian has been a director of the Company since July 1994.  She served as Chair of the Board of Directors from 1995 to 2001, when she became Vice-Chair.  A long time banker, she is Vice Chair of the Board of Guaranty Bank, a Denver, Colorado based commercial bank, and a director of The Guaranty Corporation, a bank holding company.  She also serves on the Board of Directors and is a member of the Audit Committee of
Anthem, Inc., a publicly traded company headquartered in Indiana and doing business in several states throughout the United States.  She is on the Board of Directors of several other non-publicly traded companies in Colorado and Utah, and is past National President and former Chair of Girl Scouts of the USA. She is currently First Vice
Chair of the World Board of Girl Guides and Girl Scouts, based in London, England.  Among numerous business and civic activities, currently she is Chair of the 2001 Easter Seal Campaign and sits on the Colorado Supreme Court
Disciplinary Hearing Board.

                  William B. McNamara has been a director of the Company since May 1996.  A retired 35-year airline executive specializing in financial management, he most recently served with Continental Airlines, Inc.
(1987 to 1994) as Vice President-Finance.  From 1983 to 1987 he was Staff Vice President-Finance with New York
Air, Inc.  Before that he served in a succession of positions with Trans World Airlines, Inc. for 22 years, including service as Staff Vice President-Marketing Administration.

                  D. Dale Browning has been a director of the Company since July 1996.  A long-term bank and bank card executive, he has served since 1995 as President and Chief Executive Office of ProCard, Inc., Golden,
Colorado, and from 1993 to 1995 as a Senior Consultant to Visa International.  He was President and Chief
Executive Officer of the Colorado National Bank of Denver from 1986 through 1993, having concurrently served as
Vice Chairman and Chief Operating Officer of Colorado National Bankshares and as Chief Executive Officer of Rocky
Mountain BankCard System.  In 1982 he founded Plus System, Inc., an international automatic teller machine network, and served as President of that company until 1993.  Mr. Browning has served as a director of Central
States Indemnity Company of Omaha since 1995.

                  James B. Upchurch has been a director of the Company since October 1998.  Mr. Upchurch is the
President and Chief Executive Officer of Caltius Mezzanine Partners I, LP, Caltius Mezzanine Partners II and
II-A, LP and Caltius Private Equity Partners I, LP.  He actively manages the investing and lending of approximately $270 million of capital committed to these partnerships.  Mr. Upchurch is also a member of the
Boards of CampGroup, LLC and Consolidated Fire Protection, LLC.

Section 16(a) Beneficial Ownership Reporting Compliance

                  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons holding 10% of the Company's common stock to file reports with the Securities and Exchange
Commission regarding their ownership and regarding their acquisitions and dispositions of the Company's common stock.  Based solely on its review of the copies of such forms it has received, or written representations from certain reporting persons, the Company believes that its executive officers, directors and greater than 10%
beneficial owners complied with all applicable filing requirements during the fiscal year ended March 31, 2002.

Meetings of the Board of Directors

                  The Company's Board of Directors met five times in the fiscal year ended March 31, 2002. All members of the Board of Directors were in attendance at these meetings either in person or via teleconference system that permitted each member of the Board to hear and be heard by all other members except for Ms. Orullian, who attended four meetings.

Committees

                  The Company's Board of Directors has an Audit Committee, a Compensation Committee, and a
Nominating Committee.

                  The duties of the Audit Committee are to monitor the integrity of the Company's financial reporting process and systems of internal control regarding finance, accounting and legal compliance, to monitor the independence and performance of the Company's independent auditors and internal auditing department, and to provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.  During the fiscal year ended March 31, 2002, the members of the Audit
Committee were B. LaRae Orullian, Paul S. Dempsey, William B. McNamara, D. Dale Browning, and James B. Upchurch,
each of whom is an "independent director" as defined in Nasdaq Rule 4200(a)(14), including under revisions to the definition of "independent director" approved by the Board of Directors of Nasdaq in May of 2002.  The Audit
Committee met four times during the fiscal year.  All members of the Audit Committee were present at each meeting either in person or via teleconference system that permitted each member to hear and be heard by all other members except for Ms. Orullian, who attended three meetings.

                  The duties of the Compensation Committee include recommending to the Board of Directors the compensation to be provided to the executive officers of the Company and the grant of stock options to eligible individuals under the Company's stock option plan.  During the fiscal year ended March 31, 2002, the members of the Compensation Committee were B. LaRae Orullian, Paul S. Dempsey, William B. McNamara, D. Dale Browning, and
James B. Upchurch.  The Compensation Committee did not separately meet during the fiscal year as its functions were preformed by action of the entire Board of Directors.  However, executive officers who are also directors did not participate in discussions regarding their individual compensation.

                  The duties of the Nominating Committee include the recommendation to the Board of Directors of nominees to be proposed for election to the Board at annual meetings of shareholders and at other appropriate times, determination of the size of the Board of Directors, and the qualifications warranting appointment as a director.  The Nominating Committee will also consider candidates for election as directors recommended by shareholders of the Company.  During the fiscal year ended March 31, 2002, the members of the Nominating
Committee were Samuel D. Addoms, B. LaRae Orullian, William B. McNamara and D. Dale Browning.  The Nominating
Committee did not separately meet during the fiscal year, as its functions were performed by action of the entire
Board of Directors.

Report of the Audit Committee

                  The Audit Committee  oversees the Company's  financial  reporting  process on behalf of the Board of Directors.  In May 2000, the Board of Directors  adopted an Audit Committee  Charter setting forth the framework under  which the Audit  Committee  carries  out its  functions  and  duties.  In  accordance  with the terms of the
Charter,  the Audit  Committee  reviewed  the  adequacy of the  Charter at a meeting  held on May 15,  2002.  After review and discussion,  members of the Company's Audit Committee  unanimously adopted an amended and restated Audit
Committee Charter, dated as of May 15, 2002, in the form attached hereto as Appendix I.

                  Management  has  the  primary  responsibility  for the  financial  statements  and the  reporting
process,   including   the  systems  of  internal   controls  of  the  Company.   In   fulfilling   its   oversight
responsibilities,  the Audit Committee  reviewed the audited  financial  statements  contained in the Annual Report with  management and discussed with  management the quality and  acceptability  of the accounting  principles,  the reasonableness  of  significant  judgments,  and  the  clarity  of  disclosures  in the  financial  statements.  In addressing  the quality of  management's  accounting  judgments,  members of the Committee  asked for  management's representations  that the audited  financial  statements  of the Company  have been  prepared  in  conformity  with generally  accepted  accounting  principles,  and  have  expressed  to  management  their  general  preference  for conservative policies when a range of accounting options is available.

                  The Committee  reviewed with the  independent  auditors,  who are  responsible  for expressing an opinion on the conformity of the audited  financial  statements  with  generally  accepted  accounting  principles, their  judgments as to the quality and the  acceptability  of the Company's  accounting  principles  and such other matters as are  required to be discussed  with the  Committee  under  Statement  on Auditing  Standards  No. 61. In addition,  the Committee has discussed with the  independent  auditors the auditors'  independence  from management and the  Company,  including  matters in the written  disclosures  required  by the  Independence  Standards  Board
Standard No. 1,  Independent  Discussions  with Audit  Committees,  and considered the  compatibility  of non-audit services with the auditors' independence.

                  The  Committee  also  discussed  with  the  Company's  independent  auditors,  with  and  without management  present,  the overall scope and plans for their audit. The Committee met with the independent  auditors to discuss the results of their  examinations,  their evaluations of the Company's internal  controls,  the overall quality and the acceptability of the Company's  financial  reporting and other matters that the Committee  believed relevant to its oversight.

                  Based on these reviews and discussions, we recommend to the Board of Directors that the
Company's audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended
March 31, 2002 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE MEMBERS

                  B. LaRae Orullian                                    D. Dale Browning
                  Paul S. Dempsey                                      William B. McNamara
                  James B. Upchurch

                                             EXECUTIVE COMPENSATION

                  The following table summarizes the cash and noncash compensation awarded to, earned by or paid to the Chief Executive Officer of the Company and the top four other executive officers of the Company in the fiscal years ended March 31, 2002, 2001, and 2000 who had total salary and bonus during fiscal year ending March
31, 2002 exceeding $100,000.

                                                                                                          Long Term
                                                             Annual Compensation                         Compensation
                                                             -------------------                         ------------

                                                                            Other                         Securities
                                                                           Annual        All Other        Underlying
Name                                                                       Compen-         Compen-         Options
and Principle                                                              sation         sation             SARs
Position                         Year     Salary ($)       Bonus($)        ($)(1)         ($)(2)          Granted (#)
--------                         ----     ---------        --------       --------       ---------        -----------

Samuel D. Addoms                 2002        204,192         76,572         41,813               0                  0
CEO (3)                          2001        225,000        191,313         13,632               0                  0
                                 2000        172,508         87,415          4,074               0                  0

Jeff S. Potter                   2002        137,577         34,394         28,395               0             80,000
                                 2001         20,000              0          1,400          16,091                  0
                                 2000        124,077         65,407         11,745               0                  0

Arthur T. Voss (3)               2002        121,057         30,264         33,651               0             10,000
                                 2001        125,000         73,782          9,377               0                  0
                                 2000        108,769         55,117          5,129               0                  0

William F. McKinney              2002        120,615         30,153          5,218          40,868            30,0000
                                 2001              0              0              0               0                  0
                                 2000              0              0              0               0                  0

Ann E. Block                     2002        119,173         29,793         11,884               0             30,000
                                 2001        115,000         67,481          4,481               0             45,000
                                 2000         95,008         48,144          3,123               0                  0

(1)      Other annual compensation represents (i) shares contributed to the executive officers' accounts in the
         Company's Employee Stock Ownership Plan ("ESOP") as of December 31 of each of the years indicated; and
         (ii) the Company's contributions to the executive officers' 401(k) accounts as of December 31 of each of the years indicated.

         As of March 31, 2001 the respective officers' ESOP accounts held the following number of shares of common stock with corresponding values based on the closing price of the common stock on that date:  Mr.
         Addoms - 5,262 shares valued at $96,400; Mr. Potter - 4,207 shares valued at $77,072; Mr. Voss - 6,239 shares valued at $114,298; Mr. McKinney - 179 shares valued at $3,279; Ms. Block - 891 shares valued at
         $16,323.  Messrs. Addoms, Potter and Voss are 100% vested in their ESOP accounts, while Ms. Block is 60%
         vested and Mr. McKinney is 20% vested.

         For the calendar  year ended  December 31,  2001,  the Company made cash  contributions  to the  executive officers'  401(k)  accounts as follows:  Mr. Addoms - $5,250;  Mr. Potter - $431;  Mr. Voss - $3,618;  Mr.
         McKinney - $1,938; Ms. Block -- $3,415.

(2)      All Other  Compensation  includes  one-time  payments to executive  officers,  including  amounts paid for relocation  expenses  and  tuition  reimbursement,  and,  in the case of Mr.  Potter,  payment  for unused vacation upon his departure from the Company in May of 2000.

(3)      Messrs. Addoms and Voss retired as officers of the Company as of April 1, 2002.

Option/SAR Grants in Last Fiscal Year

                  During the fiscal year ended March 31, 2002, the Company granted options to purchase shares of its common stock to each of the Chief Executive Officer and the top four executives named above as shown in the following table.

                                                 Percent                                      Potential Realizable
                                 Securities      of Total     Exercise                          Value at Assumed
                                  Options       Granted In    or Base                         Annual Rates of Stock
                                    SARs          Fiscal       Price         Expiration       Price Appreciation for
Name                              Granted          Year        ($/S)            Date                Option Term
----                              --------         ----        -----            ----                -----------

                                                                                                5%($)      10%($)
                                                                                                -----      ------
Jeff S. Potter                     40,000         7.46%       $14.35          5/1/11           360,985    914,808
                                   40,000         7.46%       $10.70         11/1/11           269,166    682,121

William F. McKinney                30,000         5.60%       $13.87         4/23/11           261,683    663,156
Arthur T. Voss                     10,000         1.97%        $8.28         9/30/11            52,072    131,961
Ann E. Block                       30,000         5.60%       $15.75         5/24/11           297,152    753,043

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

                  The following table sets forth certain information regarding options exercised during the fiscal year ended March 31, 2002 by the Chief Executive Officer and other executive officers of the Company named in the table above.

                                Number        Value              Number of Securities          Value of Unexercised
                                 on         Realized            Underlying Unexercised        In-The-Money Options at
Name                           Exercise        ($)            Options at March 31, 2002        March 31, 2002 ($)(1)
----                           --------        ---            -------------------------       -----------------------
                                                              Exercisable  Unexercisable      Exercisable  Unexercisable
                                                              -----------  -------------      -----------  -------------
Samuel D. Addoms                 -0-           -0-                208,750         60,000        3,257,564        774,180
Jeff S. Potter                   -0-           -0-                      0         80,000                0        463,600
William F. McKinney              -0-           -0-                      0              0          300,178        182,817
Arthur T. Voss                 105,000      1,208,455              63,406         30,000          821,020        387,090
Ann E. Block                     9,000         55,692              36,000         66,000          420,570        428,820
-------------------------

(1)      Based on the closing price of the Company's common stock on the Nasdaq National Market of  $18.32 per share on March 28, 2002.

Director Compensation

                  For the year ended March 31, 2002, the Company paid each director who is not a Company employee
$20,000 for serving in that capacity.  Directors who are also employees of the Company receive no additional compensation for serving as directors.  The Company reimburses all of its directors for travel and out-of-pocket expenses in connection with their attendance at meetings of the Board of Directors and Committees on which they serve, and permits them to fly without charge on the Company's scheduled flights.  The Company's outside directors are also eligible to receive stock options under the Company's 1994 Stock Option Plan.  No options were granted to the Directors during the fiscal year ended March 31, 2002.

Samuel D. Addoms Severance Agreement

                  On April 1, 2002, the Company entered into a Director Compensation Agreement with Samuel D.
Addoms, Chairman of the Board of Directors and former President and Chief Executive Officer of the Company.  The
agreement provides that upon Mr. Addoms' voluntary resignation as Chief Executive Officer of the Company, which occurred on April 1, 2002, he is entitled to (a) compensation of $75,000 per year for five years as long as he remains a member of the Company's Board of Directors, (b) a warrant to purchase 200,000 shares of the Company's stock at a strike price of $17.00 set on April 1, 2002, which vests in three installments on the anniversary of the grant date in each of the next three years, (c) free lifetime air travel on the Company's airline for Mr.
Addoms and his spouse, (d) such group health, life insurance and other benefits for Mr. Addoms and his eligible dependents as are provided to, and for the same rates as, the Company's officers, and (e) continued employment by the Company for five years at an annual salary of $25,000.  In connection with this agreement Mr. Addoms agreed not to become employed by or provide consulting services to any air carrier that competes with the Company for so long as he remains an employee or Director of the Company.  This agreement supersedes the termination agreement executed by Mr. Addoms and the Company during the fiscal year ended March 31, 1999.

Compensation Committee Interlocks and Insider Participation

                  During the fiscal year ended March 31, 2002, the Company's Compensation Committee consisted of
Ms. Orullian and Messrs. Dempsey, McNamara, Browning, and Upchurch.  None of the members have ever served as employees or officers of the Company.  There were no interlocking business relationships between the Company and any member of the Compensation Committee created during the fiscal year.

Report of the Compensation Committee on Executive Compensation

                Overall Policy

  Salary compensation of the Company's executive officers is determined by the Compensation
Committee in conjunction with the Company's entire Board of Directors.  The Committee's consideration of and decisions regarding executive compensation are guided by a number of factors described below.  The objectives of the Company's total executive compensation package are to attract and retain executive talent, to provide an economic framework to motivate the Company's executives to achieve goals consistent with the Company's business strategy, to provide an identity between executive and shareholder interests through stock options and to provide a compensation package that recognizes an executive's individual results and contributions in addition to the
Company's overall business results.

                 Salaries

  The key elements of the Company's executive compensation consist of salary, stock options, and bonuses.  The Compensation Committee, in conjunction with the Company's entire Board of Directors, determines salary levels of officers and employee stock option awards.  Because the Compensation Committee did not intend to target the base salary levels in effect for the executive officers at a designated percentile of the salary levels in effect for other companies in the airline industry, there is no meaningful correlation between the
Company's salary levels and the rates of base salary in effect for those companies which are taken into account in the Peer Group Index utilized for purposes of the stock price performance graph which follows this report.

                  Salaries for executive officers are determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison of salaries for comparable positions at other airlines.

                  The salary levels of the executive officers of the Company for the next fiscal year are generally established by the Compensation Committee at fiscal year-end and are reviewed and approved by the entire Board of Directors.  Specific individual performance and overall corporate or business segment performance are reviewed in determining the compensation level of each individual officer.

                  Mr. Addoms' base salary as Chief Executive Officer for the fiscal year ending March 31, 2002 was $235,000 per annum.  However, due to reductions in the base salary for all officers of the Company following the terrorist attacks of September 11, 2001, the amount of Mr. Addoms' base salary actually paid during the year was $204,192.  The Compensation Committee believes that Mr. Addoms' base salary for prior years was substantially below that of similarly situated executives in the airline industry.

                 Bonuses

 In May 2001 the Compensation Committee and the Board of Directors adopted the Company's fiscal year 2002 bonus plan for employees and executive officers.  Under the plan, the President and Chief Executive
Officer was entitled to a bonus of up to a maximum of 75% of his base salary for the fiscal year, and other executive officers were entitled to a bonus of up to a maximum of 50% of his or her base salary for the fiscal year.  The bonuses were to be awarded on a sliding scale based on the Company's pre-tax profit margin for the fiscal year as set forth in the table below.

                            Pre-Tax Profit Margin                     Percent of Maximum Bonus
                            ---------------------                     ------------------------
                             At least 6% up to 8%                                50%
                                From 8% to 10%                                   75%
                               From 10% to 12%                                   90%
                                12% and above                                   100%

                  Bonuses were paid to executive officers for fiscal year 2002 at the 6% threshold, or 50% of the maximum bonus amount.

COMPENSATION COMMITTEE

                  B. LaRae Orullian                                    D. Dale Browning
                  Paul S. Dempsey                                      William B. McNamara
                  James B. Upchurch

Performance Graph

                  The following graph shows the cumulative total shareholder return on the Company's common stock compared to the cumulative total return of two other indices:  (i) The Nasdaq National Market Composite Index of
U.S. Companies (IXICN), and (ii) the Peer Group Index of similar line-of-business companies as chosen by the
Company, consisting of Midwest Express Airlines, AirTran Holdings, Inc. (formerly Valujet Airlines, Inc.), and
Vanguard Airlines, Inc. (the "Peer Group").  Each member of the Peer Group's stock is listed on the Nasdaq
National Market or the Nasdaq SmallCap Market.  The time period graphed is the period from March 31, 1997 through
March 31, 2002.

COMPANY/INDEX/MARKET                            03/97       03/98        03/99       03/00       03/01      03/02
Frontier Airlines, Inc.                        100.00      111.10       292.42      351.96      541.72     814.14
NASDAQ Market Index                            100.00      151.87       203.78      378.78      152.29     152.50
Peer Group Index                               100.00      104.59        92.95       80.31       71.67      65.53

(1) Assumes $100 invested on March 29, 1997 in the Company's common stock, the Nasdaq National Market Composite
Index for U.S. Companies and the Peer Group Index of similar line-of-business companies and assumes reinvestment of dividends and takes into account stock splits.

Equity Compensation Plan Information

                  The following table sets forth certain information regarding the Company's Employee Stock
Option Plan, as amended, which was approved by the Company's shareholders, as well as equity compensation plans not approved by the Company's shareholders.

                                                                                       Number of
                                              Number of                                 Shares
                                             Shares to be       Weighted             Available for
                                              Issued on          Average            Future Issuance                                            Exercise of       Exercise Price
                                             Outstanding       of Outstanding        Under Equity
Plan Category                                  Options           Options ($)      Compensation Plans
-------------                                  -------         --------------     ------------------
Plans approved by shareholders (1)            2,070,033            $8.78               1,088,075

Plans not approved by shareholder                 N/A                N/A                  N/A
-------------------------

                  (1)  Figures  reflect  the  total  options  outstanding  and  available  for  issuance  under the
Company's 1994 Stock Option Plan. Of the  outstanding  options  listed,  831,834 are  immediately  exercisable at a weighted  average price of $6.65.  These figures also include the warrants  granted to Samuel D. Addoms on April 1,
2002 pursuant to the Director  Compensation  Agreement  that took effect upon his  resignation  as Chief  Executive
Officer.  See the section  above  entitled  "Samuel D.  Addoms  Severance  Agreement."  The  Director  Compensation
Agreement was entered into without shareholder approval.

                                                    PROPOSAL 1

                                        ELECTION OF THE BOARD OF DIRECTORS

                  The Board of Directors of the Company has nominated Samuel D. Addoms, D. Dale Browning, Paul S.
Dempsey, William B. McNamara, B. LaRae Orullian, Jeff S. Potter, and James B. Upchurch for election to the Board of Directors.  Each of these nominees is a member of the existing Board of Directors and, with the exception of
Mr. Potter, was elected to the Board of Directors at the Company's 2000 Annual Meeting of Shareholders.  The
Board of Directors appointed Mr. Potter to the Board in May 2001.

                  A proposal to elect Samuel D. Addoms, D. Dale Browning, Paul S. Dempsey, William B. McNamara,
B. LaRae Orullian, Jeff S. Potter, and James B. Upchurch to the Board of Directors of the Company will be presented to the shareholders at the annual meeting.

                  THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE
ELECTION OF SAMUEL D. ADDOMS, D. DALE BROWNING, PAUL S. DEMPSEY, WILLIAM B. MCNAMARA, B. LARAE ORULLIAN, JEFF S.
POTTER, AND JAMES B. UPCHURCH TO THE COMPANY'S BOARD OF DIRECTORS.  IF NO DIRECTION IS GIVEN WHEN THE DULY
EXECUTED PROXY CARD ENCLOSED HEREWITH IS RETURNED, ALL SHARES COVERED BY SUCH PROXY WILL BE VOTED FOR ALL
NOMINEES.

                                               SHAREHOLDER PROPOSALS

                  Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the Securities and Exchange Commission and the Company's bylaws.  Should a shareholder wish to have a proposal appear in the Company's proxy statement for next year's annual meeting, under the regulations of the Securities and Exchange Commission it must be received by the Company's corporate secretary at 7001 Tower Road, Denver, Colorado 80249-7312 on or before April 2, 2002.

                                          INDEPENDENT PUBLIC ACCOUNTANTS

                  KPMG LLP has acted as independent public accountants for the Company continuously since 1994.
A representative of KPMG LLP will be present at the annual meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

                  KPMG LLP was selected by the Board of Directors to perform the audit function for fiscal year
2002.  No independent public accountant has yet been selected to perform the audit function for fiscal year
2003.  It is expected that the Board of Directors will make such selection at its annual meeting to be held in
September 2002, or subsequent thereto.

Audit Fees, Financial Information Systems Design and Implementation Fees and All Other Fees

KPMG LLP billed the Company an aggregate of $177,500 in fees for professional services rendered for the audit of the Company's annual financial statements, and for reviews of the Company's interim financial statements in the
Forms 10-Q filed by the Company during the fiscal year.  KPMG LLP also billed the Company $56,000 for other non-audit services for that fiscal year, primarily relating to income tax compliance and consultations regarding personal property and other taxes and employee benefit plans.

                                                  OTHER BUSINESS

         All items of business to be brought before the meeting are set forth in this proxy statement.
Management knows of no other business to be presented.  If other matters of business not presently known to management are properly raised at the meeting, the proxies will vote on the matters in accordance with their best judgment.

NOTE:             SHAREHOLDERS ARE REQUESTED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, USING THE
                  ENCLOSED POSTAGE PREPAID ENVELOPE.

PROXY                                                  FRONTIER AIRLINES, INC.                                      PROXY
                                                           7001 Tower Road
                                                        Denver, CO 80249-7312
                           This Proxy is Solicited on Behalf of the Board of Directors.
                  The undersigned  hereby  appoints Jeff S. Potter,  Paul H. Tate and David  Sislowski,  or any of them, as
Proxies,  each  with the power to  appoint  his  substitute,  and  hereby  authorizes  them to  represent  and to vote,  as designated  below, all the shares of common stock of Frontier  Airlines,  Inc. held of record by the undersigned on July 1,
2002, at the annual meeting of shareholders to be held on September 5, 2002, or any adjournment thereof.

                           The Board of Directors Recommends a vote "FOR" all nominees in Item 1

Item 1 - ELECTION OF DIRECTORS
                                    |_|  FOR all nominees              |_|  WITHHOLD AUTHORITY for all nominees

INSTRUCTION:  To withhold  authority to vote for any  individual  nominee,  strike a line through the nominee's name in the list below.

Samuel D. Addoms            D. Dale Browning           Paul S.Dempsey            Jeff S. Potter

             William B. McNamara           B. LaRae Orullian        James B. Upchurch

The shares  represented  by this proxy will be voted as directed by the  shareholder.  If no  direction is given when the duly executed proxy is returned, such shares will be voted "FOR all nominees" in Item 1.

                        PLEASE DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
                               -------------
**********************************************

In their  discretion,  the Proxies are  authorized to vote upon such other business as may properly come before the meeting or any  adjournment  thereof.  This  proxy  when  properly  executed  will be voted in the manner  directed herein by the  undersigned  shareholder.  Please  sign,  date and return  the proxy  promptly,  using the  enclosed envelope.

Date __________________

Signature ______________________________________

Signature
if held jointly ___________________________________

Please sign exactly as name  appears.  When shares are held by joint  tenants,  both should  sign.  When signing as attorney,  as executor,  administrator,  trustee or  guardian,  please give full title as such.  If a  corporation, please sign in full  corporate  name by President or other  authorized  officer.  If a  partnership,  please sign in partnership name by authorized person.

                                                                                                         APPENDIX I

                                              FRONTIER AIRLINES, INC.

                                              Audit Committee Charter
                                               (As of May 15, 2002)
Purpose

         There shall be an Audit  Committee  (the  "Committee")  of the Board of  Directors  of Frontier  Airlines,
Inc., a Colorado corporation (the "Company").

         The  Committee is appointed by the Board of  Directors  to assist the Board in  fulfilling  its  oversight responsibilities.  The Committee  shall have  responsibility  to oversee the Company's  management and  independent auditors in regard to corporate  accounting  and  financial  reporting.  The Committee has the authority to conduct any  investigation  it deems  appropriate,  with full access to all books and records,  facilities,  personnel  and outside advisors of the Company.  The Committee is empowered to retain outside  counsel,  auditors or other experts in its discretion.  The Committee's primary duties and responsibilities are to:

          a)      monitor  the  integrity  of the  Company's  financial  reporting  process and systems of internal control regarding finance, accounting and legal compliance;

          b)      monitor the  independence  and  performance  of the Company's  independent  auditors and internal auditing department;  and

          c)      provide an avenue of  communication  among the  independent  auditors,  management,  the internal auditing department, and the Board of Directors.

Organization

         The Committee shall consist of at least three directors.  Each director appointed to the Committee shall:

         a)       not be disqualified  from being an "independent  director" within the meaning of Rule 4200 of the
                  NASD  Manual,  and shall have no  relationship  with the  Company  which,  in the  opinion of the
                  Board, would interfere with the exercise of independent judgment;  and

         b)       shall have a basic  understanding  of finance and  accounting  and be able to read and understand fundamental  financial  statements,  including the Company's balance sheet,  income statement and cash flow statement.

         At least one member of the  Committee  shall have past  employment  experience  in finance or  accounting, requisite  professional  certification  in accounting,  or any other  comparable  experience or  background,  which results in the member's financial sophistication.

         The  Committee  by  majority  vote  shall  select  a  Chair  who  shall  serve  as such  until  his or her resignation, removal or election of a successor.

Responsibilities

         The Committee  recognizes that the preparation of the Company's  financial  statements and other financial information is the  responsibility of the Company's  management and that auditing,  or conducting  limited reviews, of those financial  statements and other financial  information is the responsibility of the Company's  independent auditors.  The Committee's responsibility is to oversee the financial reporting process.

         The Committee shall meet at least  quarterly,  generally in advance of Board meetings,  or more frequently as needs  dictate.  At least  annually  and  otherwise  as deemed  appropriate  by the Chair or a  majority  of the
Committee,  the Committee shall meet privately,  in executive  session with management,  the independent  auditors, and the internal auditors.

         The  Company's  management,  and its  independent  auditors,  in the  exercise of their  responsibilities, acquire  greater  knowledge and more  detailed  information  about the Company and its  financial  affairs than the members of the  Committee.  Consequently,  the  Committee  is not  responsible  for  providing  any expert or other special  assurance as to the Company's  financial  statements and other financial  information or any  professional certification  as to the independent  auditors' work,  including  without  limitation  their reports on and limited reviews of, the Company's  financial  statements  and other  financial  information.  The Committee does not itself prepare  financial  statements or perform  audits,  and its members are not auditors or certifiers of the Company's financial statements.

         In carrying out its oversight responsibilities, the Committee shall:

         a)       review and reassess the adequacy of this Audit Committee Charter annually;

         b)       review and recommend to the Board of Directors the  independent  auditors to be selected to audit the Company's financial statements;

         c)       require that the  independent  auditors  provide the Committee  with a formal  written  statement delineating all relationships  between the independent auditors and the Company,  consistent with
                  Independence  Standards  Board  Standard No. 1, and discuss with the  independent  auditors their independence;

         d)       actively   engage  in  a  dialogue  with  the  independent   auditors   regarding  any  disclosed
                  relationships  or services that may impact the  objectivity  and  independence of the independent auditors;

         e)       take, or recommend that the full Board take,  appropriate  action to oversee the  independence of the independent auditors;

         f)       review,  approve,  and  oversee  any  engagement  by the  Company  of the  Company's  independent auditors for non-audit related work;

         g)       review  the  independent  auditors'  audit  plan,  including  a  discussion  of scope,  staffing, locations,  reliance upon management, and internal audit and general audit approach;

         h)       review and consider the matters  required to be discussed by Statement on Auditing  Standards No.
                  61 with the  independent  auditors and management,  including,  without  limitation,  review with financial  management and the independent  auditors the evaluative  criteria used in selection of critical  accounting  policies  and the  results  of  their  analysis  of  significant  financial reporting  issues and practices,  including  changes in, or adoptions of,  accounting  principles and disclosure  practices,  and discuss any other material matters required to be communicated to the  Committee  by the  auditors.  Also  review with  financial  management  and the  independent auditors their  judgments about the quality,  not just  acceptability,  of accounting  principles and  the  clarity  of the  financial  disclosure  practices  used or  proposed  to be  used,  and particularly,  the degree of  aggressiveness  or  conservatism of the  organization's  accounting principles  and  underlying  estimates,  and other  significant  decisions  made in preparing the financial statements;

         i)       review and discuss the  Company's  audited  financial  statements  that are to be included in the
                  Company's  Form 10-K with the  independent  auditors  and  management  and  determine  whether to recommend to the Board of Directors  that the  financial  statements be included in the Company's
                  Form 10-K for filing with the Securities and Exchange Commission;

         j)       in  consultation  with the management  and  independent  auditors,  consider the integrity of the
                  Company's  financial  reporting  process  and  controls.   Discuss  significant   financial  risk
                  exposures  and the steps  management  has taken to monitor,  control  and report such  exposures.
                  Review  significant  findings  prepared by the independent  auditors  together with  management's responses;

         k)       review,  or the  Committee's  Chair shall  review,  any  matters  identified  by the  independent auditors  pursuant to Statement on Auditing  Standards  No. 71 regarding  the  Company's  interim financial  statements.  Any  such  review  shall  occur  prior  to the  filing  of  such  interim financial statements on the Company's Form 10-Q;

         l)       investigate  any matter brought to its attention  within the scope of its duties,  with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate; and

         m)       review the Company's  disclosure in the proxy  statement for its annual  meeting of  shareholders that describes that the Committee has satisfied its  responsibilities  under this Charter for the prior  year.  In  addition,  include  a copy of this  Charter  in the  proxy  statement  at least triennially or the year after any significant amendment to the Charter. .

         The independent auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders.  The Board and the Committee have ultimate authority and responsibility to select, nominate, evaluate and, where appropriate, replace the independent auditors and, if and when appropriate or required, to propose the independent auditors for ratification by the shareholders in any proxy statement.